Exhibit 10.09

Marquis at Stone Oak

f/k/a The Mansions at Canyon Springs

ASSUMPTION AND RELEASE AGREEMENT

This ASSUMPTION AND RELEASE AGREEMENT (“Agreement”) is dated as of June 9, 2017, by and among BRE MF CANYON SPRINGS LLC, a Delaware limited liability company (“Transferor”), BR CWS CANYON SPRINGS OWNER, LLC, a Delaware limited liability company (“Transferee”), BRE APARTMENT HOLDINGS LLC, a Delaware limited liability company (“Original Guarantor”), STEVEN J. SHERWOOD and THE STEVEN SHERWOOD TRUST, ESTABLISHED SEPTEMBER 8, 1994 (“New Guarantor”) and FANNIE MAE, a corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).

RECITALS:

A.           Pursuant to that certain Multifamily Loan and Security Agreement dated as of May 27, 2014, executed by and between Transferor and Wells Fargo Bank, National Association, a national banking association (“Original Lender”) (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), Original Lender made a loan to Transferor in the original principal amount of Forty-Three Million One Hundred Twenty-Five Thousand and 00/100 Dollars ($43,125,000.00) (the “Mortgage Loan”), as evidenced by, among other things, that certain Multifamily Note dated as of May 27, 2014, executed by Transferor and made payable to Original Lender in the amount of the Mortgage Loan (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Note”), which Note has been assigned to Fannie Mae. The current servicer of the Mortgage Loan is Wells Fargo Bank, National Association, a national banking association (“Loan Servicer”).

B.           In addition to the Loan Agreement, the Mortgage Loan and the Note are secured by, among other things, (i) a Multifamily Mortgage, Deed of Trust or Deed to Secure Debt dated as of May 27, 2014 and recorded May 28, 2014 in Volume 16694 and page number 1414 in the land records of Bexar County, Texas (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Security Instrument”) encumbering the land as more particularly described in Exhibit A attached hereto (the “Mortgaged Property”); and (ii) an Environmental Indemnity Agreement by Transferor for the benefit of Original Lender dated as of the date of the Loan Agreement (the “Environmental Indemnity”).

C.           The Security Instrument has been assigned to Fannie Mae pursuant to that certain Assignment of Multifamily Mortgage, Deed of Trust or Deed to Secure Debt dated as of May 27, 2014 and recorded May 28, 2014 in Volume 16694 and page number 1443 in the land records of Bexar County, Texas.

D.           The Loan Agreement, the Note, the Security Instrument, the Environmental Indemnity and any other documents executed in connection with the Mortgage Loan, including but not limited to those listed on Exhibit B to this Agreement, are referred to collectively as the “Loan Documents.” Transferor is liable for the payment and performance of all of Transferor's obligations under the Loan Documents.

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E.           Original Guarantor is liable under the Guaranty of Non-Recourse Obligations dated as of May 27, 2014 (the “Guaranty”). The Loan Documents, the Guaranty and the Interest Rate Cap Reserve and Security Agreement dated as of May 27, 2014, by Transferor and Original Lender (the “Original Interest Rate Cap Agreement”) are referred to collectively as the “Original Loan Documents”.

F.           Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae.

G.           Fannie Mae has been asked to consent to (i) the transfer of the Mortgaged Property to Transferee and the assumption by Transferee of the obligations of Transferor under the Loan Documents (the “Transfer”) and (ii) the release of Original Guarantor from its obligations under the Guaranty.

H.           Fannie Mae has agreed to consent to the Transfer subject to the terms and conditions stated below.

AGREEMENTS:

NOW, THEREFORE, in consideration of the mutual covenants in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Recitals.

The recitals set forth above are incorporated herein by reference.

2.	Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. The following terms, when used in this Agreement, shall have the following meanings:

“Amended Loan Agreement” means either (a) the Amendment to Multifamily Loan and Security Agreement executed by Transferee and Fannie Mae dated as of even date herewith, together with the Loan Agreement, or (b) the Amended and Restated Multifamily Loan and Security Agreement executed by Transferee and Fannie Mae dated as of even date herewith.

“Claims” means any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Transferor, Original Guarantor, or any of their respective partners, members, officers, agents or employees, may now or hereafter have against the Indemnitees, if any and irrespective of whether any such claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of the Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, negligence, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Mortgage Loan, but in each case only to the extent permitted by applicable law.

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“Indemnitees” means, collectively, Original Lender, Fannie Mae, Loan Servicer and their respective successors, assigns, agents, directors, officers, employees and attorneys, and each current or substitute trustee under the Security Instrument.

“Transfer Fee” means $431,250.00.

3.	Assumption of Transferor's Obligations.

Transferor hereby assigns and Transferee hereby assumes all of the payment and performance obligations of Transferor set forth in the Note, the Security Instrument, the Loan Agreement, and the other Loan Documents in accordance with their respective terms and conditions, as the same may be modified from time to time, including payment of all sums due by Transferor under the Loan Documents. Transferee further agrees to abide by and be bound by all of the terms of the Loan Documents, all as though each of the Loan Documents had been made, executed and delivered by Transferee.

4.	Release of Transferor and Original Guarantor.

In reliance on Transferor's, Original Guarantor's and Transferee's and New Guarantor's representations and warranties in this Agreement, Fannie Mae releases Transferor and Original Guarantor from all of their respective obligations under the Original Loan Documents, provided, however, that Transferor is not released from any liability pursuant to this Agreement, or the Environmental Indemnity, and Original Guarantor is not released from any liability pursuant to this Agreement or the Guaranty with respect to guaranteed obligations of Transferor under the Environmental Indemnity, in each case which liability arises and accrues prior to the date hereof, regardless of when such liability is discovered. If any material element of the representations and warranties made by Transferor and Original Guarantor contained herein is false as of the date of this Agreement, then the release set forth in this Section 4 will be deemed modified as of the date of this Agreement and Transferor and Original Guarantor will remain obligated under the Original Loan Documents with respect to liability for such material element as though there had been no such release with respect thereto.

5.	Transferor's and Original Guarantor's Representations and Warranties.

Transferor and Original Guarantor represent and warrant to Fannie Mae as of the date of this Agreement that:

(a)          the Note has an unpaid principal balance of $43,125,000.00 and prior to default currently bears interest at the Adjustable Rate;

(b)          the Loan Documents require that monthly payments in the amount of the Monthly Debt Service Payment be made on or before the first (1st) day of each month, continuing to and including the Maturity Date, when all sums due under the Loan Documents will be immediately due and payable in full;

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(c)          there are no defenses, offsets or counterclaims to the Note, the Security Instrument, the Loan Agreement, the Guaranty or the other Loan Documents;

(d)          there are no defaults by Transferor under the provisions of the Note, the Security Instrument, the Loan Agreement, the Guaranty or the other Loan Documents;

(e)          all provisions of the Note, the Security Instrument, the Loan Agreement, the Guaranty and other Loan Documents are in full force and effect; and

(f)          there are no subordinate liens covering or relating to the Mortgaged Property, nor are there any mechanics' liens or liens for unpaid taxes or assessments encumbering the Mortgaged Property, nor has notice of a lien or notice of intent to file a lien been received except for mechanics' or materialmen's liens which attach automatically under the laws of the Governmental Authority upon the commencement of any work upon, or delivery of any materials to, the Mortgaged Property and for which Transferor is not delinquent in the payment for any such services or materials.

6.	Transferee's and New Guarantor's Representations and Warranties.

Transferee and New Guarantor represent and warrant to Fannie Mae as of the date of this Agreement that neither Transferee nor any New Guarantor has any knowledge that any of the representations made by Transferor and Original Guarantor in Section 5 above are not true and correct.

7.	Consent to Transfer.

(a)          Fannie Mae hereby consents to the Transfer and to the assumption by Transferee of all of the obligations of Transferor under the Loan Documents, subject to the terms and conditions set forth in this Agreement. Fannie Mae's consent to the transfer of the Mortgaged Property to Transferee is not intended to be and shall not be construed as a consent to any subsequent transfer which requires Lender's consent pursuant to the terms of the Loan Agreement.

(b)          Transferor, Transferee, New Guarantor and Original Guarantor understand and intend that Fannie Mae will rely on the representations and warranties contained herein.

8.	Intentionally Omitted.

9.	Amendment and Modification of Loan Documents.

As additional consideration for Fannie Mae's consent to the Transfer as provided herein, Transferee, New Guarantor and Fannie Mae hereby agree to a modification and amendment of the Loan Documents as set forth in this Agreement and in the Amended Loan Agreement.

(a)          Amendment and Modification of Security Instrument. The Security Instrument is modified as shown on Exhibit C attached to this Agreement.

10.	Consent to Key Principal Change.

The parties hereby agree that the party identified as the Key Principal in the Loan Agreement is hereby changed to Steven J. Sherwood, The Steven Sherwood Trust, Established September 8, 1994, and Bluerock Residential Growth REIT, Inc.

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11.	Limitation of Amendment.

Except as expressly stated herein and in the Amended Loan Agreement, all terms and conditions of the Loan Documents, including the Loan Agreement, Note and Security Instrument, shall remain unchanged and in full force and effect.

12.	Further Assurances.

Transferee and New Guarantor agree at any time and from time to time upon request by Fannie Mae to take, or cause to be taken, any action and to execute and deliver any additional documents which, in the opinion of Fannie Mae, may be necessary in order to assure to Fannie Mae the full benefits of the amendments contained in this Agreement.

13.	Modification.

This Agreement and the Amended Loan Agreement embody and constitute the entire understanding among the parties with respect to the transactions contemplated herein, and all prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement. Neither this Agreement nor any provision hereof may be waived, modified, amended, discharged, or terminated except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in such instrument. Except as expressly modified by this Agreement and the Amended Loan Agreement, the Loan Documents shall remain in full force and effect and this Agreement shall have no effect on the priority or validity of the liens set forth in the Security Instrument or the other Loan Documents, which are incorporated herein by reference. Transferee and New Guarantor hereby ratify the agreements made by Transferor and Original Guarantor to Fannie Mae in connection with the Mortgage Loan and agree(s) that, except to the extent modified hereby and in the Amended Loan Agreement, all of such agreements remain in full force and effect.

14.	Priority; No Impairment of Lien.

Nothing set forth herein shall affect the priority, validity or extent of the lien of any of the Loan Documents, nor, except as expressly set forth herein, release or change the liability of any party who may now be or after the date of this Agreement, become liable, primarily or secondarily, under the Loan Documents.

15.	Costs.

Transferee and Transferor agree to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and the Loan Servicer in connection with Fannie Mae's consent to and approval of the Transfer, and the Transfer Fee in consideration of the consent to that transfer.

16.	Financial Information.

Transferee and New Guarantor represent and warrant to Fannie Mae that all financial information and information regarding the management capability of Transferee and New Guarantor provided to the Loan Servicer or Fannie Mae was true and correct as of the date provided to the Loan Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

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Fannie Mae	08-13	2013 Fannie Mae

17.	Indemnification.

(a)          Transferee and Transferor and Original Guarantor and New Guarantor each unconditionally and irrevocably releases and forever discharges the Indemnitees from all Claims, agrees to indemnify the Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims or the transfer of the Mortgaged Property. Notwithstanding the foregoing, Transferor and Original Guarantor shall not be responsible for any Claims arising from the action or inaction of Transferee and New Guarantor, and Transferee and New Guarantor shall not be responsible for any Claims arising from the action or inaction of Transferor or Original Guarantor.

(b)          This release is accepted by Fannie Mae and Loan Servicer pursuant to this Agreement and shall not be construed as an admission of liability on the part of any party.

(c)          Each of Transferor and Transferee and Original Guarantor and New Guarantor hereby represents and warrants that it has not assigned, pledged or contracted to assign or pledge any Claim to any other person.

18.	Non-Recourse.

Solely respecting the Transferee and the New Guarantor, and without limitation on Section 4 respecting the Transferor and the Original Guarantor, Article 3 (Personal Liability) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Agreement.

19.	Governing Law; Consent to Jurisdiction and Venue.

Section 15.01 (Governing Law; Consent to Jurisdiction and Venue) of the Loan Agreement is hereby incorporated herein as if fully set forth in the body of this Agreement.

20.	Notice.

(a)          Process of Serving Notice.

All notices under this Agreement shall be:

(1)         in writing and shall be:

(A)         delivered, in person;

(B)         mailed, postage prepaid, either by registered or certified delivery, return receipt requested;

(C)         sent by overnight courier; or

(D)         sent by electronic mail with originals to follow by overnight courier;

(2)         addressed to the intended recipient at its respective address set forth at the end of this Agreement; and

(3)         deemed given on the earlier to occur of:

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(A)         the date when the notice is received by the addressee; or

(B)         if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or any express courier service.

(b)          Change of Address.

Any party to this Agreement may change the address to which notices intended for it are to be directed by means of notice given to the other parties to this Agreement in accordance with this Section 20.

(c)          Default Method of Notice.

Any required notice under this Agreement which does not specify how notices are to be given shall be given in accordance with this Section 20.

(d)          Receipt of Notices.

No party to this Agreement shall refuse or reject delivery of any notice given in accordance with this Agreement. Each party is required to acknowledge, in writing, the receipt of any notice upon request by the other party.

21.	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be considered an original for all purposes; provided, however, that all such counterparts shall constitute one and the same instrument.

22.	Severability; Entire Agreement; Amendments.

The invalidity or unenforceability of any provision of this Agreement or any other Loan Document shall not affect the validity or enforceability of any other provision of this Agreement, all of which shall remain in full force and effect. This Agreement contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Agreement. This Agreement may not be amended or modified except by written agreement signed by the parties hereto.

23.	Construction.

(a)          The captions and headings of the sections of this Agreement are for convenience only and shall be disregarded in construing this Agreement.

(b)          Any reference in this Agreement to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Agreement or to a Section or Article of this Agreement. All exhibits and schedules attached to or referred to in this Agreement, if any, are incorporated by reference into this Agreement.

(c)          Any reference in this Agreement to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

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(d)          Use of the singular in this Agreement includes the plural and use of the plural includes the singular.

(e)          As used in this Agreement, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only and not a limitation.

(f)          Whenever a party's knowledge is implicated in this Agreement or the phrase “to the knowledge” of a party or a similar phrase is used in this Agreement, such party's knowledge or such phrase(s) shall be interpreted to mean to the best of such party's knowledge after reasonable and diligent inquiry and investigation.

(g)          Unless otherwise provided in this Agreement, if Lender's approval is required for any matter hereunder, such approval may be granted or withheld in Lender's sole and absolute discretion.

(h)          Unless otherwise provided in this Agreement, if Lender's designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such designation, determination, selection, estimate, action or decision shall be made in Lender's sole and absolute discretion.

(i)          All references in this Agreement to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

“Lender may” shall mean at Lender's discretion, but shall not be an obligation.

24.	WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR THE RELATIONSHIP BETWEEN THE PARTIES, THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

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IN WITNESS WHEREOF, the parties have signed and delivered this Agreement under seal (where applicable) or have caused this Agreement to be signed and delivered under seal (where applicable) by its duly authorized representative. Where applicable law so provides, the parties intend that this Agreement shall be deemed to be signed and delivered as a sealed instrument.

TRANSFEROR:

BRE MF CANYON SPRINGS LLC, a Delaware
limited liability company

By:	/s/ Ola Hixon
Name: Ola Hixon
Title: Vice President

Notice Address: 345 Park Avenue
New York, New York 10154

STATE OF NEW YORK	NEW YORK	County ss:

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Ola Hixon , known to me to be the Vice President of BRE MF Canyon Springs LLC, the limited liability company that executed the foregoing instrument, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said limited liability company, and that he/she executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 26th day of May

Notary Public in and for _____________________ County, ______________

My Commission Expires: ____________	LOUISA D. LUNA
Notary Public, State of New York
No. 01.1116194439
Qualified in Kings County
Commission Expires 09/29/2020

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Fannie Mae	08-13	© 2013 Fannie Mae

ORIGINAL GUARANTOR:

BRE APARTMENT HOLDINGS LLC, a
Delaware limited liability company

By:	/s/ Ola Hixson
Name: Ola Hixson
Title: Vice President

Notice Address:	345 Park Avenue
New York, New York 10154

STATE OF NEW YORK	NEW YORK	County ss:

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Ola Nixon, known to me to be the Vice President of BRE Apartment Holdings LLC, the limited liability company that executed the foregoing instrument, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said limited liability company, and that he/she executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 26 day of May, 2017

/s/ Louisa D. Luna

Notary Public in and for _____________________ County, ______________

My Commission Expires: _____________	LOUISA D. LUNA Notary Public, State of New York No. 011.116194439 Qualified in Kings County Commission Expires 09/29/20[1]22:±[r]

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TRANSFEREE:

BR CWS CANYON SPRINGS OWNER, LLC, a Delaware limited liability company

By:	BR CWS 2017 Portfolio JV, LLC, a Delaware limited liability company, its sole member

By:	BR CWS Portfolio Member, LLC, a
Delaware linf 'ability company, its manager

By:	/s/ Jordan B Ruddy
Jordan B Ruddy
Authorized Signatory

The name, chief executive office and organizational identification number of Borrower (as Debtor under any applicable Uniform Commercial Code) are:

Debtor Name/Record Owner:
BR CWS Canyon Springs Owner, LLC

Debtor Chief Executive Office Address:
Bluerock Real Estate, L.L.C.
712 Fifth Avenue, 9th Floor
New York, New York 10019

Debtor Organizational ID Number: 6356655

Notice Address:	c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019 Attention: Jordan B. Ruddy

with a copy to:	CWS Capital Partners LLC 14 Corporate Playa, Suite 210 Newport Beach, CA 92660

[Acknowledgement Follows on Next Page]

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STATE OF	New York	New York	County ss:

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Jordan B. Ruddy, known to me to be the Authorized Signatory of BR CWS Portfolio Member, LLC, a Delaware limited liability company, the manager of BR CWS 2017 Portfolio JV, LLC, a Delaware limited liability company, the sole member of BR CWS Canyon Springs Owner, LLC, the limited liability company that executed the foregoing instrument, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said limited liability company, and that he/she executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 22 day of May 2017.

/s/ Dale Pozzi
Notary Public in and for New York County,
New York

My Commission Expires: ________

DALE POZZI NOTARY PUBLIC-STATE OF NEW YORK No. 01P06270397 Qualified In New York County My Commission Expires 01-28-2021

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NEW GUARANTOR:

/s/ Steven J. Sherwood
Steven J. Sherwood

Address for Notices to Guarantor:
9606 North Mopac Expressway, Suite 500
Austin, Texas 78759
Email address: mbarlow@cwscapital.com
gcarrnell@cwscapital.com
brose@cwscapital.com

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

ACKNOWLEDGMENT

State of-Texas

County of Tarrant

On April 24, 2017 before me, Caroline Reynolds, Notary Public

(Insert name and Title of the Officer)

personally appeared Steven J. Sherwood, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Texas that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature /s/ Caroline Reynolds (Seal)

Commission Expires 05-06-2017

Commission Expires I

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GUARANTOR:

THE STEVEN SHERWOOD TRUST, ESTABLISHED SEPTEMBER 8, 1994, a California trust

By:	/s/ Steven J. Sherwood
Steven J. Sherwood
Trustee

Address for Notices to Guarantor:
9606 North Mopac Expressway, Suite 500 Austin, Texas 78759
Email address: mbarlow@cwscapital.com gcarmell@cwscapital.com brose@cwscapital.com

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

ACKNOWLEDGMENT

State of Texas

County of Tarrant

On April 24, 2017 before me, /s/ Caroline Reynolds, Notary Public

(Insert Name and Title of the Officer)

personally appeared Steven J. Sherwood, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PURJURY under the laws of the State of Texas that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature	/s/ Caroline Reynolds	(Seal)

Commission Expires 05-06-2017

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FANNIE MAE:

By:	Wells Fargo Bank, National Association, a national banking association, its attorney-in-fact

By:	/s/ Christian Adrian
Christian Adrian
Managing Director

Notice Address:	Attention: Multifamily Operations
- Asset Management
Drawer AM
3900 Wisconsin Avenue, N.W.
Washington, DC 20016

STATE OF	New York, New York	County ss:

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Christian Adrian, known to me to be the Managing Director of Wells Fargo Bank, National Association, the national banking association, as attorney-in-fact for Fannie Mae, that executed the foregoing instrument, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said national banking association, and that he/she executed the same as the act of such national banking association for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this19th day of May . 2017.

/s/ Geeta Singh Ludwiczak
Notary Public in and for __________ County,
_______________

Geeta Singh Ludwiczak
Notary Public State of new York
New York County
LIC #01LU6078059
Commission Expires 6/7/19

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EXHIBIT A to

ASSUMPTION AND RELEASE AGREEMENT

[Description of the Land]

LOTS 3, 4, AND 5, BLOCK 21, CB 4929, THE MANSIONS AT CANYON SPRINGS II, BEXAR COUNTY, TEXAS, ACCORDING TO THE MAP OR PLAT THEREOF RECORDED IN VOLUME 9570, PAGES 154-156, DEED AND PLAT RECORDS OF BEXAR COUNTY, TEXAS.

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EXHIBIT B to

ASSUMPTION AND RELEASE AGREEMENT

1.	Multifamily Loan and Security Agreement (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of May 27, 2014, by and between Transferor and Original Lender.

2.	Multifamily Note dated as of May 27, 2014, by Transferor for the benefit of Original• Lender (including any amendments, riders, exhibits, addenda or supplements, if any).

3.	Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, (including any amendments, riders, exhibits, addenda or supplements, if any) dated as of May 27, 2014, by Transferor for the benefit of Original Lender.

4.	Environmental Indemnity Agreement dated as of May 27, 2014, by Transferor for the benefit of Original Lender (including any amendments, riders, exhibits, addenda or supplements, if any).

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EXHIBIT C to

ASSUMPTION AND RELEASE AGREEMENT

[Modification to Security Instrument]

1.	Section 1(m) of the Security Instrument is modified to remove the following from the end thereof:

(but excluding any trademarks, trade names or goodwill relating to the names “Orion” or “Blackstone” or any derivatives thereof);

2.	Section 1(m) of the Security Instrument is further modified by adding the following to the end thereof:

, excluding the names “CWS”, “Marq” and “Marquis”.

3.	Section 3(b) of the Security Instrument is modified by deleting the following phrase from the last sentence of the section:

to its direct and indirect partners and members”.

Assumption and Release Agreement	Form 6625	Page C-1
Fannie Mae	08-13	© 2013 Fannie Mae

/s/ initials
Borrower Initials

Assumption and Release Agreement	Form 6625	Page C-2
Fannie Mae	08-13	© 2013 Fannie Mae